1:
2:




                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




     Date of report (Date of earliest event reported):  July 25, 2001




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




      Maryland                       1-14045                 36-4219376
------------------------      ------------------------     ---------------
(State or other juris-        (Commission File Number)     (IRS Employer
diction of incorporation                                   Identification
or organization)                                           No.)



1401 Eye Street, NW, Suite 900, Washington, D.C.             20005
------------------------------------------------           ----------
    (Address of principal executive office)                (Zip Code)


47:    Registrant's telephone number, including area code 202/222-2600



                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99 Press release dated July 25, 2001 issued by LaSalle Hotel Properties.




ITEM 9.  REGULATION FD DISCLOSURE

     On July 25, 2001, LaSalle Hotel Properties issued a press release announcing a 4.5 percent FFO increase for the quarter ended June 30, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.
92:
      NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.






































137:

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LASALLE HOTEL PROPERTIES




Dated:  July 26, 2001         BY:   /s/ HANS WEGER
                                    ------------------------------
                                    Hans Weger
                                    Executive Vice President,
                                    Treasurer and Chief
                                    Financial Officer
                                    (Authorized Officer and
                                    Principal Financial and
                                    Accounting Officer)













182:

                               EXHIBIT INDEX
                               -------------


Exhibit
Number                  Description
-------                 -----------
         Press release dated July 25, 2001 issued by LaSalle Hotel Properties.











































272: